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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): May 3, 1999


                        TRANSAMERICAN ENERGY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


       33-85930                                                  76-0441642
------------------------                                         ----------
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


                 1300 North Sam Houston Parkway East, Suite 200
                              Houston, Texas 77032
                          ----------------------------
          (Address of principal executive offices, including zip code)


                                 (281) 986-8822
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 1.            CHANGES IN CONTROL OF REGISTRANT.

                   Not applicable.

ITEM 2.            ACQUISITION OR DISPOSITION OF ASSETS.

                   Not applicable.

ITEM 3.            BANKRUPTCY OR RECEIVERSHIP.

                   Not applicable.

ITEM 4.            CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                   Not applicable.

ITEM 5.            OTHER EVENTS.

                   On May 3, 1999, TransAmerican Energy Corporation (the "Registrant") filed with the Securities and Exchange Commission a certification on Form 15 suspending its duty to file reports under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12h-3(b)(l)(i) thereunder.

ITEM 6.            RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                   Not applicable.

ITEM 7.            FINANCIAL STATEMENTS AND EXHIBITS.

                   (a)     Financial statements of businesses acquired:

                           Not applicable.

                   (b)     Pro forma financial information:

                           Not applicable.

                   (c)     Exhibits:

                           Not applicable.

ITEM 8.            CHANGE IN FISCAL YEAR.

                   Not applicable.

ITEM 9.            SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                   Not applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRANSAMERICAN ENERGY CORPORATION


                                             By:       /s/ Ed Donahue
                                                --------------------------------
                                             Name:     Ed Donahue
                                             Title:    Vice President


Dated: May 3, 1999